Contract of the Transfer of Technology of 4000t/a Dimer Acid

Title of the item: Production Technology of 4000t/a Dimer Acid

Party A: Fuqing City Zhongde Chemical Industry, Ltd.

Party B: Shanghai Food Science Researching Academy

Place the contract is signed: Fuqing city, Fujian province

Date: January 3, 1998

Supervised by State Commission of Science and Technology

The contract is signed and is about production technology of 4000t/a dimer acid by mutual agreement according to the Law of Technology Contract of P.R.China.

1.

un-patent technology, requirements, and industrialization:

cotton-acid as raw material, adding complex activator to form thick dimer acid, adopting falling film flash liberation to acquire the final product—dimer acid. The quality index of the product is as follows: <1> the transform ratio of cotton-acid: ≥60%

         <2> color (Fe-Co): ≤7#

<3> acid value: <mgKOH/g>: ≥190

         <4> adhesive <mPa.S/25℃: ≥ 6500

2.

technology information and its hand-in time, place and ways:

Party B should provide Party A with the following information in written forms at the workplace of Party A within 40 days since the contract takes effect:

<1> the craft flow chart with reference point

<2> construction chart of factory and chart of state of apparatuses

<3> list of apparatuses, chart of meter arrangement, and chart of manufacture of meter.

<4> chart of apparatuses arrangement and list of meters

<5> chart of tube arrangement

<6> regulations of operation and products check method

3.

scope of technology secret keeping and its valid period:

Party A must keep the technology of the craft, design chart, and related information secret. If Party A let the above mentioned out, Party A must compensate Party B for the economic loss, and this item remain effective even with contact terminated.

4.

scope of the use of un-patent technology:

Party A: only allowed to use the technology within its corporation but not other places without any right of transfer or disposal, and this item remain effective even with the contract termination.

Party B: possessing the right of transfer, use, and ownership

5.  acceptance methods and standard:

   After Party A has used the technology for trial for a month and the technology index does reach what is stated in item one in the contract, according to the standard listed in item one, adopting meeting as checking ways, Party A should give the technology acceptance report.

6.  expenses and payment terms:

<1> the sum of the deal: 1 million RMB

<2> ways of payment:  A. 300,000 RMB is paid when the contract becomes effective.

                      B. 300,000 RMB is paid once the above mentioned information is provided. After the trial, when the products index reaches the requirement, 400,000 RMB must be paid.

7.  calculation methods for compensation of the loss or breach:

 <1> if Party A violates item three, four, five, or six, it should compensate Party B 150,000 RMB for the breach of contract.

  <2> if Party B violates item one or two, Party B should compensate Party A 150,000 RMB for the breach.

8.  technology guidance details:

<1> Party B should provide technicians of Party A with training and technology instruction, and Party A should pay for its expenses

<2> Party B should assign its technicians to assist Party A to install apparatuses and meters

<3> Party B should instruct staffs of Party A to have a test-drive and debug

<4> Party A should pay livings and allowance of staffs assigned to work at Party A

9. Share of the after improvements:

   Party A and B share the after improvements of the technology made within the validity of the contract.

10. ways to solve disputes:

    Party A and B negotiate to solve disputes or ask the superior office to mediate. If the above mentioned ways cannot resolve the dispute, both agree to ask the arbitrate commission of technology for arbitration.

11. terminology and technical wording: none

12. related matters:

    <1> this contract is in six copies, and each party has three. The contract takes effect after the legal representatives of both parties sign and seal.

    <2> register procedure and related tax are to be dealt with respectively.

Title: Fuqing City Zhongde Chemical Industry, Ltd.

Signed by

Contact Person: Ou Taiming

Address: Fulu Industry Area Longtian town

TEL: 5773387

Bank opened an account: Longtian office of Construction Bank in Fuqing city

Account number: 35061819326300020

Postal code: 350315

Title: Shanghai Food Science Researching Academy

Signed by

Contact Person: Zhang Heng

Address: number 441 western road of Guangfu, Shanghai

TEL: 52902889